                                                                    Exhibit 10.2


DATED 14 OCTOBER 2002





                       (1) CEDAR HOUSE INVESTMENTS LIMITED

                                     - AND -

                              (2) UDATE.COM LIMITED

                                     - AND -

                               (3) UDATE.COM INC.



              ----------------------------------------------------

                                    AGREEMENT
                                for the lease of

                        2 Pride Place, Pride Park, Derby


              ----------------------------------------------------

THIS AGREEMENT is made on              14 October              2002

BETWEEN the Landlord the Tenant and the Guarantor specified in the Particulars

1.       PARTICULARS

         LANDLORD:         Cedar House Investments Limited (company number
                           3381393 England) whose registered office is at Millenium Way East, Phoenix Centre, Nottingham NG8
                           6AR

         TENANT: Udate.Com Limited (company number 352465 England) whose registered office is at New Enterprise House, St Helens Street, Derby DE1 3GY

         GUARANTOR:        Udate. Com Inc. (company number FC 023038 United
                           States) whose registered office is c/o Melvyn Morris, Redmire Gap, Intakes Lane, Turnditch, Derbyshire DE56
                           2LU

         PROPERTY:         2 Pride Place, Pride Park, Derby

         WORKS: the works comprising the installation of a comfort cooling system as more particularly described in the Agreed Specification

2.       INTERPRETATION

         2.1 In this agreement the following expressions shall bear the following meanings unless the context otherwise requires:

                  "AGREED SPECIFICATION" means the plans drawings and specifications relating to the comfort cooling system attached as appendix 1

                  "BUILDING CONTRACT" means the building contract in the form of JCT Standard Form of Building Contract with Contractors Design (1981 Edition) with amendments entered into by the Landlord in respect of the Property (but for the avoidance of doubt excluding the Works)

                  "BUILDING CONTRACTOR" means the building contractor under the Building Contract

                  "COLLATERAL WARRANTIES" means warranties in the form of the drafts annexed hereto as appendix 2

                  "COMPLETION DATE" means two Working Days after the Practical Completion Date

                  "DEVELOPMENT" means the construction of the Landlord's proposed office development at Plot 3A, Pride Park, Derby in accordance with the Building Contract

                  "EMPLOYER'S AGENT" means the person or firm appointed from time to time by the Landlord to act as the employer's agent

                  "GUARANTOR" means the party so described in the Particulars and its successors in title and assigns

                  "INSURED RISKS" means loss or damage by or in consequence of fire storm tempest lightning explosion flood earthquake aircraft and other aerial devices and things dropped therefrom (in time of peace) impact by road vehicles riot civil commotion malicious damage bursting and overflowing of water tanks apparatus and pipes and such other risks against which a reasonably prudent Landlord would normally insure from time to time (subject in all cases to such excesses exclusions and limitations as may be imposed by the insurers or underwriters with whom such insurance is placed) except always such risks as cannot reasonably be insured by the Landlord on satisfactory terms or unusual commercial rates or as the Landlord's insurers or underwriters have refused to insure

                  "LANDLORD" means the party so described in the Particulars and its successors in title and assigns

                  "LEASE" means the lease of the Property to be granted by the Landlord pursuant to clause 5.1

                  "LEASE PLAN" means the plan annexed to the draft form of lease appended hereto

                  "NECESSARY CONSENTS" means all permissions consents licences certificates authorisations building regulation approvals and relaxations and other approvals which may be required from any local or other competent authority statutory undertaker service provider or fire officer to enable the Works to be carried out

                  "PARTICULARS" means the particulars in clause 1

                  "PRACTICAL COMPLETION DATE" means the date as at which the Employer's Agent shall issue a statement that the Works have been practically completed in accordance with the provisions thereof

                  "PROPERTY" means the property specified in the Particulars for identification only shown edged red on the Lease Plan

                  "TENANT" means the party so described in the Particulars and its successors in title and assigns

                  "VAT" means value added tax and any tax of a similar nature substituted therefor

                  "WORKING DAY" means any day other than a Saturday or a Sunday or a day which is a public or statutory holiday in England

         2.2 The headings of clauses in this agreement are for convenience only and shall not affect the construction thereof

3.       DEVELOPMENT OBLIGATIONS

         3.1 Subject to obtaining the Necessary Consents the Landlord shall procure the carrying out and completion of the Works in accordance in all material respects with the Agreed Specification and the Necessary Consents

         3.2 The Works shall be carried out in all material respects in accordance with the Agreed Specification but the Landlord may (where reasonable to do so):

                  3.2.1 substitute other materials for those mentioned in the Agreed Specification where the materials mentioned are in short supply or cannot be obtained at reasonable cost or are otherwise not readily available but so that such alternative materials are of a quality comparable to or better than the materials which they replace and

                  3.2.2 subject to prior notification to the Tenant of any material alteration vary or alter the Agreed Specification in order to obtain any of the Necessary Consents or to comply with the requirements of any statute bye-law regulation or order or the lawful requirements of any competent authority

         3.3 The Landlord shall use all reasonable endeavours to procure that the Works are practically completed (as certified by the Employer's Agent) by 29 January 2003 but the Tenant shall have no claim against the Landlord in respect of any delays beyond the Landlord's control in carrying out or completing the Works and the Tenant shall not be entitled to terminate or rescind this agreement by reason of any such delay

         3.4 The Landlord shall use all reasonable endeavours at the cost of the Landlord to enforce all rights and remedies which it may have against the Building Contractor under the provisions of the Building Contract in respect of any defect or other fault in the Property which is due to bad workmanship or the use of faulty materials or arises out of the design thereof and in respect of which the Tenant shall have notified the Landlord prior to 10 June 2003

         3.5 As soon as reasonably practicable after the date of this agreement the Landlord shall procure the Collateral Warranties for the Tenant

         3.6      The Landlord will procure that the Works are carried out:

                  3.6.1 in a good and workmanlike manner and in accordance with good building practice to the reasonable satisfaction of the Tenant

                  3.6.2    with good and suitable materials

                  3.6.3    in accordance with the necessary consents and plans

                  3.6.4 in compliance with all statutes statutory orders and regulations made under or deriving validity from them and any requirements and codes of practice of local authorities and competent authorities affecting the Works and

                  3.6.5    with due diligence; and

                  3.6.6    in accordance with the Building Contract

4.       INSPECTION

         4.1 The Landlord shall instruct the Employer's Agent to give to the Tenant not less than five Working Days' notice of the likely Practical Completion Date and the Tenant shall be entitled to accompany the Employer's Agent on his inspection prior to the issue of his statement of practical completion and to make representations to the Employer's Agent at that time as to reasons why such statement of practical completion in respect of the Works should not be issued and the Employers Agent will consider such representations before issuing the statement

         4.2 If the Employer's Agent decides not to issue a statement of practical completion in respect of the Works following any such inspection the procedure set out in clause 4.1 shall be followed as often as occasion requires but the Employer's Agent shall only be obliged to give three Working Days' notice to the Tenant of any further inspection

         4.3 Notwithstanding the foregoing the decision as to whether to issue any statement of practical completion in respect of the Works shall be a matter within the reasonable discretion of the Employer's Agent whose decision shall be final (save in the case of manifest error)

         4.4 The Landlord shall procure that a copy of the statement of practical completion in respect of the Works issued by the Employer's Agent is supplied to the Tenant as soon as it is issued

5.       AGREEMENT FOR LEASE

         5.1 Subject as is hereinafter provided the Landlord shall grant and the Tenant shall accept (by delivering to the Landlord a counterpart duly executed by the Tenant and the Guarantor) a lease of the Property in the form of the draft annexed to this agreement as appendix 3 and for the purposes thereof:

                  5.1.1    the term shall commence on the Completion Date

                  5.1.2    the Rent Commencement Date shall be the later of:

                           (a)      1 January 2003; or

                           (b)      (where the certificate of practical
                                    completion of the Works as referred to in clause 4 above has not been issued by the Employer's Agent within 4 weeks of the date of this Agreement) the date falling after 1 January 2003 corresponding to the number of days after the date of this Agreement which it has taken the Employer's Agent to issue the certificate of practical completion of the Works referred to in clause 4 above

                  5.1.3 the Initial Rent shall be One Hundred and Eighty-Five Thousand Five Hundred and Sixty Three Pounds and Fifty Pence (pound sterling 185,563.50)

         5.2

                  5.2.1 The Landlord's title to the Property is registered with freehold title absolute at the Nottingham West District Land Registry under title number DY303260

                  5.2.2 The Tenant having been supplied with copies of the register entries and filed plan in respect of the said title number the Tenant shall be deemed to accept the Lease with full knowledge thereof and shall not raise any objection or requisition in respect of the same

         5.3 The grant of the Lease shall be completed at the offices of the Landlord's solicitors before 5.30pm on the Completion Date at which time

                  5.3.1 the Tenant shall deliver to the Landlord a counterpart of the Lease duly executed by the Tenant and the Guarantor

                  5.3.2 the Tenant shall pay rent in respect of the period from the date provided for in clause 5.1.2 up to the day preceding the next date thereafter specified in the Lease for the payment of rent thereunder

         5.4      The Property is let subject to

                  5.4.1 all local land charges registered before on or after the date hereof and all matters capable of registration as local land charges

                  5.4.2 all notices served and all orders demands proposals regulations or requirements made by any local or other public authority or body before on or after the date hereof

                  5.4.3 all actual or proposed charges notices orders restrictions agreements conditions or other matters arising under the Town and Country Planning Acts

                  5.4.4 the matters referred to in the registers of title number DY303260 excluding financial charges (if any) securing monies repayable by the Landlord

                  5.4.5 the rents reserved by and the rights exceptions and reservations covenants and conditions to be contained in the Lease

6        INSURANCE

         6.1 The Property shall be at the risk of the Landlord until the Completion Date at which time the provisions as to insurance to be contained in the Lease shall take effect

         6.2 The Landlord will supply the Tenant with evidence of a valid policy of insurance and endorsements made to it and produce documentary evidence of its renewal including payment of premiums if requested by the Tenant

         6.3 The Landlord will cause all the insurance monies to be applied in the reinstatement of damage caused by an Insured Risk

7        VALUE ADDED TAX

         The consideration for all supplies for VAT purposes made or deemed to be made under or in connection with this agreement is exclusive of VAT which (where chargeable) shall be payable by the party receiving or deemed to be receiving the supply in question in addition at the rate for the time being in force

8        MISCELLANEOUS

         8.1 The benefit of this agreement is personal to the Tenant and the Tenant shall not assign mortgage charge underlet or part with or share its interest in this agreement and the Tenant will itself accept take up and execute the counterpart of the Lease and itself occupy the Property in accordance with the Lease

         8.2 The Landlord shall be entitled to assign its interest in this agreement at any time and if upon any assignment of this agreement by the Landlord the assignee shall undertake to the Tenant to observe and perform the Landlord's obligations hereunder the Landlord shall be released from all liability under this agreement which shall continue in force as if the assignee had been a party hereto in place of the Landlord

         8.3 Unless otherwise specifically provided any notices or other written communications required to be served or sent under the terms of this agreement shall be delivered or sent by recorded delivery to the registered office of the addressee

         8.4 Notwithstanding completion of the grant of the Lease this agreement shall remain in full force and effect in respect of anything remaining to be done performed or observed under this agreement

         8.5 After the grant of the Lease the Tenant shall not raise any objection to or seek to restrain or interfere in any way with the completion of the remainder of the Development notwithstanding any nuisance annoyance or inconvenience which may be caused thereby to the Tenant or its use of the Property

         8.6 Nothing herein contained or implied shall be construed as a warranty on the part of the Landlord that the Property is or will be fit for any particular purpose

         8.7 This agreement shall be construed in all respects in accordance with English law

         8.8 Notwithstanding complied of the grant of the Lease the Landlord will use its best endeavours (at the sole cost of the Tenant) to promptly enforce the defects provisions in its Building Contract for the Works against its Building Contractor if prior to the expiry of the Building Contract defects period (or relevant period) the Tenant notifies the Landlord in writing of any defects to which such provisions relate

9        GUARANTOR

         9.1 The Guarantor hereby undertakes and guarantees to and with the Landlord that

                  9.1.1 the Tenant will duly observe and perform the obligations on the part of the Tenant herein contained and that the Guarantor will indemnify and keep indemnified the Landlord from and against all losses costs claims demands and liability whatsoever arising out of any breach non-observance or non-performance thereof

                  9.1.2 the Guarantor will itself execute the counterpart of the Lease as guarantor but if the Tenant shall fail to complete the Lease the Guarantor will on receipt of notice from the Landlord take up and execute the same as tenant thereunder

         9.2 No neglect or forbearance of the Landlord in endeavouring to obtain payment of any monies which may become due under this agreement or in enforcing observance and performance of any of the agreements or stipulations herein on the Tenant's part contained nor the fact that the Tenant may have assigned or purported to assign its interest under this agreement nor the liquidation receivership or administration of the Tenant nor any other act or thing whereby but for this provision the Guarantor would have been released shall in any way lessen or affect the liability of the Guarantor hereunder

10       EXCLUSION OF RIGHTS UNDER THE CONTRACTS (RIGHTS OF THIRD PARTIES) ACT
         1999

         A person who is not party to this agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this agreement This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act



SIGNED by                                                  )
for and on behalf of Cedar House Investments Limited       )

/s/ Neil B. Hartley




SIGNED by                                                  )
for and on behalf of Udate.Com Limited                     )

/s/ Mel Morris


SIGNED by                                                  )
for and on behalf of Udate.Com Inc.                        )

/s/ Mel Morris




Annexures     -    Specification
              -    Collateral Warranties
              -    draft lease (and plan)

                                   APPENDIX 1

                AGREED SPECIFICATION (FOR COMFORT COOLING SYSTEM)

                                   APPENDIX 2

                              COLLATERAL WARRANTIES

                                   APPENDIX 3

                                  FORM OF LEASE

DATED                                                                       2002
--------------------------------------------------------------------------------





                       (1) CEDAR HOUSE INVESTMENTS LIMITED

                                     - AND -

                              (2) UDATE.COM LIMITED

                                     - AND -

                               (3) UDATE.COM INC.





              ----------------------------------------------------

                                      LEASE
                                   relating to
                        2 Pride Place, Pride Park, Derby

              ----------------------------------------------------



              COMMENCES                                       2002
              TERM
              EXPIRES

THIS LEASE is made on                                                       2002

BETWEEN the Landlord the Tenant and the Guarantor named in the Particulars

WITNESSES as follows:

1.       PARTICULARS

         LANDLORD:         Cedar House Investments Limited (company number
                           3381393 England) of Millenium Way East, Phoenix
                           Centre, Nottingham NG8 6AR


         TENANT: Udate.Com Limited (company number 3524657 England) whose registered office is at New Enterprise House, St Helens Street, Derby DE1 3GY

         GUARANTOR:        Udate.Com Inc. (company number FC 023038 United
                           States) whose registered office is c/o Melvyn Morris, Redmire Gap, Intakes Lane, Turnditch, Derbyshire DE56
                           2LU

         PREMISES:         the premises shortly known as 2 Pride Place, Pride
                           Park, Derby

         CONTRACTUAL TERM: 10 years from and including         2002

         RENT COMMENCEMENT
           DATE:           [To be determined pursuant to AFL]

         INITIAL RENT:     One Hundred and Eighty Five Thousand Five Hundred and
                           Sixty Three Pounds and Fifty Pence (pound sterling
                           185,563.50) per annum (exclusive of VAT)

         REVIEW DATES:     The 5th anniversary of the commencement date of the
                           Contractual Term and each and every fifth anniversary of this date

         PERMITTED USE:    use of the Premises as Offices within class B1(a) of
                           the schedule to the Town and Country Planning (Use

--------------------------------------------------------------------------------
                                                                               2

                           Classes) Order 1987 (notwithstanding any amendment or revocation of such Order whenever made)

2.       DEFINITIONS AND INTERPRETATION

         2.1      DEFINITIONS

                  In this Lease wherever the context so admits the following expressions shall have the following meanings respectively:

                  "1995 ACT" means the Landlord and Tenant (Covenants) Act 1995

                  "ACCESS ROAD" means the roadway and footpaths (if any) shown edged brown on the Plan

                  "APPROVAL DATE" means in relation to an application to the Landlord for consent hereunder the date on which such consent is formally granted in writing

                  "CONDUITS" means all wires pipes sewers drains cables ducts shafts gullies flues gutters watercourses soakaways and other like conducting media of whatsoever nature (including all meters and other apparatus used in connection with them) which now are or may hereafter during the Perpetuity Period be laid

                  "DECORATE" means to paint repaper or otherwise treat as the case may be all surfaces usually or requiring to be so treated having first prepared such surfaces by stripping off and priming as may be necessary and to wash down all washable surfaces and to restore point and make good all brickwork where necessary and to grain or varnish any parts usually so protected all decoration being carried out with good quality materials and in a good and workmanlike manner and where painting is involved two coats being applied to the outside and two coats to the inside

                  "ENVIRONMENTAL PROTECTION ACT" means the Environmental Protection Act 1990 and any Act or Acts amending replacing or modifying such Act for the time being in force or of a similar nature and all orders and regulations thereunder for the time being in force

--------------------------------------------------------------------------------
                                                                               3

                  "GROUP COMPANY" means a company which is a member of the same group of companies as the Tenant (as defined in section 42 of the Landlord and Tenant Act 1954 (as amended))

                  "GUARANTOR" means the party (if any) stated as such in the Particulars and includes the personal representatives of the Guarantor and any other person who may from time to time guarantee all or any of the Tenant's obligations under this Lease

                  "INSURED RISKS" means loss or damage by or in consequence of fire storm tempest lightning explosion flood earthquake aircraft and other aerial devices and things dropped therefrom (in time of peace) impact by road vehicles riot civil commotion malicious damage bursting and overflowing of water tanks apparatus and pipes and such other risks against which a reasonably prudent Landlord would normally insure from time to time (subject in all cases to such excesses exclusions and limitations as may be imposed by the insurers or underwriters with whom such insurance is placed) except always such risks as cannot reasonably be insured by the Landlord on satisfactory terms or usual commercial rates or as the Landlord's insurers or underwriters have refused to insure

                  "LANDLORD" means the person for the time being entitled to the reversion immediately expectant on the determination of the Term (being at the date hereof the party stated as such in the Particulars)

                  "LANDLORD'S SURVEYOR" means any duly qualified person appointed by or acting for the Landlord including an employee of the Landlord to perform the function of a surveyor for any purposes of this Lease

                  "LEASE" means this Lease (including any schedule hereto) and any document which is supplemental hereto or which is collateral herewith or which is entered into pursuant to or in accordance with the terms hereof

                  "LETTING UNIT" means the entirety of the part of the Premises comprising any proportion of one floor severed medially (excluding common areas) subject to a maximum of two on one floor

--------------------------------------------------------------------------------
                                                                               4

                  "LOSS OF RENT" means loss of three years' rent of the Premises (including proper allowances for increases in rent pursuant to the provisions for rent review herein contained)

                  "PARTICULARS" means the particulars in clause 1

                  "PERMITTED USE" means the use stated as such in the Particulars

                  "PERPETUITY PERIOD" means the period of 80 years commencing on the date of this Lease being the perpetuity period for the purposes of section 1 of the Perpetuities and Accumulations Act 1964 applicable to this Lease

                  "PLAN" means the plan or plans annexed hereto

                  "PLOT 3A" means the land and buildings shown edged blue on the Plan

                  "PLANNING ACTS" means the Town and Country Planning Act 1990 the Planning (Listed Buildings and Conservation Areas) Act 1990 the Planning (Hazardous Substances) Act 1990 the Planning (Consequential Provisions) Act 1990 and the Planning and Compensation Act 1991 and any Act or Acts amending replacing or modifying any of such Acts for the time being in force or of a similar nature and all orders and regulations thereunder for the time being in force

                  "PREMISES" means the land and premises so stated in the Particulars and as more particularly described in part 1 of schedule 1 and each and every part thereof together with the appurtenances thereto belonging and together also with any buildings and erections and each and every part thereof now or hereafter erected or in the course of erection thereon or on any part thereof together with all additions alterations and improvements thereto which may be carried out during the Term and shall also include all landlord's fixtures and fittings from time to time in and about the same

                  "PRIDE PARK SERVICE CHARGE" has the same meaning as "Rentcharges" contained in a transfer dated 17 November 1998 and made between ABB Real Estate Limited (1) ABB Daimler-Benz Transportation (UK) Limited (2) Derby City Council (3) and DCC Group Properties Limited (4)

--------------------------------------------------------------------------------
                                                                               5

                  "RENT COMMENCEMENT DATE" means the date stated as such in the Particulars

                  "RENT DAYS" means 25 March 24 June 29 September and 25 December in each year and "RENT DAY" shall mean any of such days as the context requires

                  "STIPULATED RATE" means in relation to interest the rate per annum of four per cent above the base rate from time to time of National Westminster Bank Plc (or where such base rate is not quoted over such other rate as would in the reasonable opinion of the Landlord be the nearest equivalent thereto if such base rate were quoted)

                  "TENANT" means the party stated as such in the Particulars and shall include such party's successors in title to this Lease

                  "TERM" means the Contractual Term together with any continuation or extension thereof (whether statutory or by the Tenant holding over or for any other reason)

                  "VAT" means value added tax or any tax of a similar nature that may be substituted for it or levied in addition to it

         2.2      INTERPRETATION

                  In this Lease unless there be something in the subject or context inconsistent therewith:

                  2.2.1 Where the expressions the "Tenant" or the "Guarantor" (if any) include two or more persons they shall include the plural number and obligations expressed or implied to be made by or with any of such persons shall be deemed to be made by or with such persons jointly and severally

                  2.2.2 Any covenant by the Tenant not to do or omit to do an act or thing shall be deemed to include an obligation not to permit or suffer such act or thing to be done or omitted to be done as the case may be

                  2.2.3 Any reference to parting with possession shall be deemed to include sharing possession and any occupation whatsoever by a licensee

--------------------------------------------------------------------------------
                                                                               6

                  2.2.4 Any reference in this Lease to the Landlord's consent shall include where necessary the consent of both the Landlord and all superior landlords (if any)

                  2.2.5 Any references to a right exercisable by the Landlord shall include where necessary the exercise of such right by all superior landlords (if any) and all persons authorised by the Landlord or any superior landlord

                  2.2.6 References to any rights exercisable by the Tenant shall be considered as exercisable by the Tenant any Sub-Tenant or Sub-Tenants and all person properly authorised by them

                  2.2.7 Any reference to a statute shall include any statutory extension or modification or re-enactment of such statute and any order instrument plan regulation permission or direction made or issued thereunder or deriving validity therefrom

                  2.2.8 Words importing the singular meaning shall include the plural meaning and vice versa and words importing the masculine feminine and neuter genders shall include the other or others of such genders

                  2.2.9 The clause and paragraph headings and the index are for convenience only and shall not affect the construction of this Lease

                  2.2.10 For the avoidance of any doubt expressions used in the Particulars shall have the same meanings when used elsewhere in this Lease

                  2.2.11 Any reference to a clause paragraph or schedule shall be a reference to the clause or paragraph of or schedule to this Lease so numbered

3.       DEMISE RENT AND RENT REVIEW

         3.1      DEMISE AND RENT

                  In consideration of the rents hereinafter reserved and of the covenants and conditions hereinafter contained the Landlord with limited title guarantee hereby


--------------------------------------------------------------------------------
                                                                               7
                  demises unto the Tenant all that the Premises together with the rights (if any) contained or referred to in part 2 of schedule 1 except and reserving as provided in part 3 thereof to hold the same subject to and (insofar as the Landlord has the power to grant the same) with the benefit of the matters (if any) referred to in part 4 of that schedule unto the Tenant for the Contractual Term yielding and paying therefor unto the Landlord yearly during the Term and so in proportion for any less period than a year without any deduction or set off FIRST the clear yearly rent (exclusive of VAT) ascertained in accordance with clause 3.2 such rent (if the Landlord so requires) to be paid by banker's standing order direct debit or other accepted means for the transmission of money which the Landlord may from time to time reasonably nominate by equal quarterly payments in advance on the four Rent Days in every year the first payment (for the period beginning on the Rent Commencement Date and ending on the day preceding the next succeeding Rent Day and calculated by multiplying the said yearly rent by the fraction of which the numerator is the number of days between those dates (both included) and the denominator is 365) to be made on the date hereof SECONDLY by way of additional rent all such monies as shall become payable in accordance with clause 4.3 THIRDLY by way of additional rent on demand all such monies as shall become payable in accordance with clause 6.2.1 FOURTHLY by way of additional rent all other amounts (including VAT) payable to the Landlord under this Lease and FIFTHLY by way of additional rent 30% of the Pride Park Service Charge attributable to Plot 3A

         3.2      RENT REVIEW

                  The yearly rent referred to in clause 3.1 shall be ascertained as follows:

                  3.2.1 Until the first Review Date such yearly rent shall be the Initial Rent

                  3.2.2 From and including each successive Review Date such yearly rent shall be a rent equal to the rent previously hereby reserved immediately prior to that Review Date or such revised rent ("REVISED RENT") as may be ascertained as hereinafter provided whichever be the greater


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                                                                               8

                  3.2.3 The Revised Rent payable from any Review Date may be agreed at any time between the Landlord and the Tenant or (in the absence of agreement) determined not earlier than the relevant Review Date at the option of either party either by an arbitrator or by an independent valuer (acting as an expert and not as an arbitrator) such arbitrator or valuer to be a partner in a principal firm of Chartered Surveyors practising in either Nottinghamshire or Derbyshire who is experienced in the letting and valuation of premises comparable with the Premises and to be nominated in the absence of agreement by or on behalf of the President for the time being of the Royal Institution of Chartered Surveyors on the application of the Landlord or the Tenant made not earlier than six months before the relevant Review Date and so that in the case of such arbitration or valuation the Revised Rent to be awarded or determined by the arbitrator or valuer shall be such as he shall decide should be the Open Market Rent at the relevant Review Date

                  3.2.4 For the purposes of this clause 3.2 "OPEN MARKET RENT" means the yearly rent (exclusive of any VAT chargeable thereon) at which the Premises might reasonably be expected to be let on the relevant Review Date in the open market by a willing landlord to a willing tenant (which shall include the Tenant) with vacant possession and without payment of a fine or premium for a term commencing on the relevant Review Date equal to the then unexpired residue of the Term or 10 years (whichever shall be the longer) and in all other respects on the terms and conditions of this Lease (other than the amount of rent but including the provisions for rent review at five yearly intervals) assuming (if not facts):

                           3.2.4.1  that the Premises are ready fit and
                                    available for immediate occupation and use fitted out to the requirements of the willing tenant and ready for trading and that if the Premises or any part thereof shall have been destroyed or damaged the same have or has been


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                                                                               9
                                    fully restored unless the Failure to
                                    reinstate the Premises is due to any act or omission of the Landlord

                           3.2.4.2 that rent commences to be payable on the relevant Review Date and that at such date the willing tenant has already enjoyed the benefit of any rent free period or other rental concession or incentive which on a new letting with vacant possession might be granted to an incoming tenant in respect of the carrying out by such incoming tenant of fitting out works to the Premises

                           3.2.4.3 that the covenants herein contained on the part of the Landlord and the Tenant have been fully performed and observed

                           3.2.4.4 that no work has been carried out to the Premises whether by the Tenant or any other person which has reduced the lettable floor area of the Premises or has otherwise diminished the rental value of the Premises when the works have been carried out in accordance with clause 4.12

                           3.2.4.5 that the willing tenant is a taxable person for the purposes of the legislation relating to VAT and is able to recover all input tax paid by it as a credit against output tax or otherwise there being disregarded:

                           3.2.4.6 the fact that the Tenant its sub-tenants or their respective predecessors in title have been in occupation of the Premises

                           3.2.4.7 any goodwill attached to the Premises by reason of the carrying on thereat of the business of the Tenant its sub-tenants or their respective predecessors in title


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                                                                              10

                           3.2.4.8 any effect on the rental value of the Premises attributable to the existence at the relevant Review Date of any improvement to the Premises or any part thereof carried out with consent where required otherwise than in pursuance of an obligation to the Landlord or its predecessors in title by or carried out in accordance with Clause 4.7 and at the sole cost of the Tenant its sub-tenants or their respective predecessors in title during the Term or during any period of occupation prior thereto arising out of an agreement to grant the Term

                           3.2.4.9 any effect on rental value of any obligation of the Tenant to remove alterations or to restore or reinstate the Premises

                  3.2.5 In case the Revised Rent is determined by arbitration the arbitration shall be conducted in accordance with the Arbitration Act 1996 or any statutory modification or re-enactment thereof for the time being in force and it is the intention of the parties that the arbitrator appointed shall be entitled to make an interim award and shall make a reasoned final award

                  3.2.6 In case the Revised Rent is determined by a valuer as aforesaid

                           3.2.6.1  the fees and expenses of the valuer
                                    including the cost of his appointment shall be borne as the valuer shall direct

                           3.2.6.2 the valuer shall afford to each of the parties hereto an opportunity to make representations in writing to him and

                           3.2.6.3 if the valuer shall die delay or become unwilling or incapable of acting or if for any other reason the President for the time being of the Royal Institution of Chartered Surveyors or the person acting on his behalf shall in his absolute discretion think fit he may by


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                                                                              11
                                    writing discharge the valuer and appoint another in his place

                  3.2.7 When the amount of any rent to be ascertained as hereinbefore provided shall have been so ascertained memoranda thereof shall thereupon be signed by or on behalf of the Landlord the Tenant and the Guarantor and annexed to this Lease and the counterpart thereof

                  3.2.8 If the Revised Rent payable on and from any Review Date has not been agreed by the relevant Review Date rent shall continue to be payable at the rate previously payable and forthwith upon the Revised Rent being ascertained the Tenant shall within 10 days pay to the Landlord a sum equal to the difference between rent at the rate of the Revised Rent in respect of the period commencing on the relevant Review Date and ending on the day preceding the Rent Day immediately following such ascertainment and rent actually paid by the Tenant in respect of such period together with interest at 4% below the Stipulated Rate on each instalment of such difference from the date on which each instalment would have been payable (had the rent review been determined by the Review Date) until actual payment and for this purpose the Revised Rent shall be deemed to have been ascertained on the date when the same has been agreed between the parties or as the case may be the date of the award of the arbitrator or of the determination by the valuer

                  3.2.9 If at any Review Date by reason or in consequence of any legislation for the time being in force it shall not be possible to review the rent payable hereunder in accordance with the terms of this Lease or there shall be some restriction on the right of the Landlord to demand or to accept payment of the full amount of the rent for the time being payable under this Lease then on each occasion that such legislation is revoked relaxed or modified the Landlord shall be entitled to give not less than 1 months notice to the Tenant written notice calling for a review of the rent payable hereunder as from the date of service of such notice on the Tenant (or such later date as may be specified


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                                                                              12
                           therein) in the manner hereinbefore provided for and the provisions of this clause 3.2 shall apply
                           (mutatis mutandis) as if the date of service of such notice on the Tenant (or such later date as may be specified therein) is a Review Date hereunder

                  3.2.10   For the avoidance of any doubt

                           3.2.10.1 time shall not be of the essence for the
                                    purposes of this clause 3.2 and

                           3.2.10.2 under no circumstances shall the rent
                                    payable from and including any Review Date be less than the rent hereby reserved immediately prior to such Review Date there being disregarded for this purpose any abatement of rent pursuant to clause 6.3 and any such legislation or restriction as is referred to in clause 3.2.9 in force at such Review Date

4.       TENANT'S COVENANTS

         The Tenant hereby covenants with the Landlord as follows:

         4.1      RENT

                  To pay the several rents reserved by this Lease at the times and in manner aforesaid together with any interim rent or rents at any time agreed or ordered without any deductions and not to exercise or seek to exercise any right or claim to withhold rent or any right or claim to legal or equitable set-off

         4.2      OUTGOINGS

                  4.2.1 To bear pay and discharge and indemnify the Landlord against all existing and future rates taxes duties levies charges assessments impositions and outgoings whatsoever whether parliamentary parochial local or of any other description and whether or not of a non-recurring nature (save those of a capital nature) which are now or may at any time hereafter during the Term be charged levied


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                                                                              13
                           assessed or imposed upon or payable in respect of the Premises or any part thereof or upon any occupier or other person interested in respect thereof except only taxation (other than VAT) assessed upon the Landlord in respect of its revenue derived from its reversionary interest in the Premises or any dealing by it therewith

                  4.2.2 If the Landlord shall suffer any loss of rating relief which may be applicable to empty premises after the end of the Term by reason of such relief being allowed to the Tenant in respect of any period before the end of the Term to make good such loss to the Landlord

                  4.2.3 To be solely responsible for and promptly to pay all costs and charges for water gas electricity telephone and any other services used or consumed in the Premises including all meter rents and standing charges but so that the Landlord shall not be responsible for any interruption or failure in the supply of any such services

         4.3      INTEREST ON ARREARS

                  If and whenever the Tenant shall fail to pay the rents or any other monies due under this Lease within 21 days of the due date (in respect of the Rent whether formally demanded or not) or the Landlord shall with good reason refuse to accept the same then (without prejudice to any other right or remedy of the Landlord including the right of re-entry hereinafter contained) the Tenant shall pay to the Landlord (in respect of the Rent whether formally demanded or not) interest at the Stipulated Rate on such rents or other monies as the case may be from 14 days of the date when the same became due until payment thereof (as well after as before judgment)

         4.4      COMMON FACILITIES

                  To pay a fair and proper contribution towards the reasonable cost and properly incurred expense of constructing repairing rebuilding renewing (where beyond economic repair) lighting cleansing and maintaining all things the use of which is common to or capable of being used in common with the Premises and other premises (such contribution to be assessed by the Landlord's Surveyor (save in


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                                                                              14
                  the case of manifest error) and in default of payment on demand to be recoverable as rent in arrear) including for the avoidance of doubt the Access Road

         4.5      REPAIRS

                  4.5.1 At all times during the Term to keep and maintain the Premises in good and substantial repair and condition (damage by the Insured Risks excepted save to the extent that payment of any insurance monies is withheld by reason of or arising out of any act omission neglect or default of the Tenant or any sub-tenant or their respective servants agents licensees or invitees)

                  4.5.2 To keep in good and safe repair all Conduits exclusively serving the Premises and to indemnify the Landlord against all liability howsoever arising from any failure to repair or the misuse or overloading of any Conduits serving the Premises

                  4.5.3 To maintain in good and serviceable repair and condition the Landlord's fixtures and fittings and all apparatus plant machinery and equipment (including but without prejudice to the generality of the foregoing any lifts or lift shafts and any heating or air conditioning systems and any sprinkler system) in or upon the Premises and to replace such of them as may become worn out lost unfit for use or destroyed by substituting others of a like or more modern nature and of good quality and if the Landlord shall at any time so require to enter into agreements upon terms first approved in writing by the Landlord with the manufacturers thereof or with approved maintenance contractors for the regular inspection and servicing of the same

                  4.5.4 To remedy any breach of covenant and to repair and make good all defects decays and wants of repair in respect of the Premises of which notice in writing shall be given by the Landlord to the Tenant and for which the Tenant may be liable hereunder within two calendar months after the giving of such notice provided that in the


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                                                                              15
                           case of default by the Tenant it shall be lawful for (but not obligatory upon) the Landlord (but without prejudice to the right of re-entry hereinafter contained or other rights of the Landlord with regard thereto) to enter upon the Premises and remedy the breach and/or make good such defects decays and wants of repair and the reasonable cost thereof and all properly incurred expenses (including surveyors' and other professional fees) together with interest thereon at the Stipulated Rate from the date of demand by the Landlord until payment by the Tenant as well after as before judgment shall be a debt due from the Tenant to the Landlord and be forthwith recoverable by action

                  4.5.5 To keep the Premises clean and in a neat and tidy condition and keep all rubbish and waste in enclosed receptacles on the Premises or where the Landlord directs and to empty the same at least once a week

                  4.5.6 To clean as often as may be requisite the inside and outside of the window panes and frames of the Premises

                  4.5.7 To maintain any trees shrubs and landscaped areas on the Premises

         4.6      DECORATION

                  4.6.1 In every third year of the Term and also in the last three months thereof howsoever determined to Decorate in a tint or colour to be approved by the Landlord's Surveyor (such approval not to be unreasonably withheld or delayed) the outside of the Premises provided always that the Tenant shall not be obliged by this or any other provision in this Lease to decorate the Premises more than once in any 2 year period

                  4.6.2 In every fifth year of the Term and also in the last three months thereof howsoever determined and in such last three months in a tint or colour to be approved by the Landlord's Surveyor (such approval not to be unreasonably withheld or delayed) to Decorate the inside of


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                                                                              16
                           the Premises provided always that the Tenant shall not be obliged by this or any other provision in this Lease to decorate the Premises more than once in any 2 year period

                  4.6.3 So often as may be necessary but not less often than in every tenth year of the Term and also in the last year thereof howsoever determined to have professionally treated in accordance with the best approved manner for cleansing preserving and protecting the same all the external surfaces of the Premises and all additions thereto

         4.7      ALTERATIONS

                  4.7.1 Not to erect any new building or structure on the Premises nor to cut injure maim remove or alter any of the roofs load-bearing walls columns floors timbers stanchions beams supports girders or other structural parts of the Premises nor to merge the Premises with any adjoining premises

                  4.7.2 Not to make any alteration or addition (whether structural or non-structural) to the exterior of the Premises or to the external appearance of the Premises

                  4.7.3 Not to make any internal non-structural alteration or addition whatsoever of in or to the Premises except

                           4.7.3.1 with the prior written consent of the Landlord (which shall not be unreasonably withheld or delayed)

                           4.7.3.2 subject to such terms and conditions (including provision for reinstatement at the Tenant's cost on the expiration or sooner determination of the Term) as the Landlord may reasonably require

                           4.7.3.3  in accordance with drawings and
                                    specifications previously submitted in
                                    triplicate to and approved in writing by or on behalf of the Landlord (such approval not to be unreasonably withheld or delayed) and


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                                                                              17

                           4.7.3.4 after having obtained and supplied to the Landlord copies of all requisite consents licences and permissions for the carrying out of such works from any local public or other authority or body and after the Landlord shall have notified the Tenant in writing that the same are satisfactory to it (such notification not to be unreasonably withheld or delayed)

                  4.7.4 Not to make or carry out any alteration addition or extension to any of the water gas electricity and other public utility service systems serving the Premises except with the prior written consent of the Landlord (which shall not be unreasonably withheld or delayed) and in accordance with the relevant codes of practice of the statutory undertaker concerned and to supply to the Landlord upon request an adequate drawing or drawings showing the actual position of all pipes wires cables and other services within the Premises installed amended or extended by the Tenant

                  4.7.5 In the event of the Tenant failing to observe this covenant it shall be lawful for the Landlord and its agents or surveyors with or without workmen and others and all persons authorised by the Landlord with any necessary materials and appliances to enter upon the Premises and remove any alterations or additions and execute such works as may be necessary to restore the Premises to their former state and the reasonable cost thereof and all properly incurred expenses (including surveyors' and other professional fees) together with interest thereon at the Stipulated Rate from the date of expenditure by the Landlord until payment by the Tenant as well after as before judgment shall be a debt due from the Tenant to the Landlord and be forthwith recoverable by action

                  4.7.6 Subject to the Landlord's prior consent (such consent not to be unreasonably withheld) the Tenant may install and remove internal demountable partitions if he gives notice of the Works to the Landlord within one month of completion of the Works


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                                                                              18

         4.8      ENTRY

                  To permit the Landlord and its agents and all persons authorised by them with or without workmen and appliances at all reasonable times and upon reasonable prior notice to enter the Premises

                  4.8.1 to examine the state of repair and condition thereof the Landlord making good as soon as reasonably practicable any damage thereby caused when such opening up reveals no breaches

                  4.8.2 to check and take inventories of the Landlord's fixtures and fittings and the plant machinery and equipment therein

                  4.8.3    to repair and maintain the Premises

                  4.8.4 where the same cannot otherwise reasonably be undertaken to repair and maintain or execute any work upon any adjoining or neighbouring premises belonging to the Landlord or to cleanse empty repair or renew any Conduits serving or belonging to the same or to construct any building or other erection on such adjoining or neighbouring premises all physical damage occasioned thereby to the Premises being made good as soon as reasonably possible

                  4.8.5 for any other reasonable purpose (including measurement and inspection in relation to any rent review hereunder or any renewal of this Lease) connected with the interest of the Landlord in the Premises or any dealing therewith or

                  4.8.6    to exercise the rights herein excepted and reserved

         4.9      USE

                  4.9.1 Subject always to the following provisions of this clause 4.9 not to use the Premises otherwise than for the Permitted Use and in accordance with the requirements and conditions of any planning permission authorising such use from time to time


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                                                                              19

                  4.9.2 Not to do on the Premises anything which may be illegal or immoral or a nuisance or cause danger or injury or damage to the Landlord or any tenant or any neighbouring owner or occupier and to pay all reasonable costs charges and expenses properly incurred by the Landlord in abating a nuisance and in executing such works as may be required to abate a nuisance in obedience to any notice served upon the Landlord in respect of or incidental to the Premises or the use thereof

                  4.9.3 Not to use the Premises for any noxious noisy or offensive trade or business and not to hold any sale by auction or public show nor keep any live animals or birds on the Premises and not to allow on the Premises anything which is or may become dangerous offensive combustible inflammable radioactive or explosive

                  4.9.4 Not to trade or display goods outside the Premises nor to cause any obstruction outside the Premises

                  4.9.5 Not to use on the Premises any machine (other than machinery normally associated with the Permitted Use and which where appropriate shall be mounted so as to minimise noise and vibration) without the written consent of the Landlord and not to use on the Premises any machinery or sound reproduction or amplifying equipment which shall be noisy or cause vibration or be a nuisance disturbance or annoyance to the Landlord or the owners and/or occupiers of any adjoining or neighbouring premises

                  4.9.6 Not to do anything which imposes any excessive load or strain on the Premises or any part thereof

                  4.9.7 Not to suffer or permit any person to reside or sleep on the Premises

                  4.9.8 Not to discharge anything into the Conduits serving the Premises which will be corrosive or harmful or which may cause any obstruction or deposit therein

                  4.9.9    Not to commit any waste upon or to the Premises


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                                                                              20

                  4.9.10 Not to use the Premises as an office for a government agency or other public authority which would involve the attendance thereat of members of the public for the purpose of seeking employment or enrolling for or collecting any statutory social security health insurance or other benefit payment or applying for or collecting any licence passport certificate or similar document or paying thereat any tax imposition or other financial liability

                  4.9.11 If the Premises are continually unoccupied for more than one month to provide security and caretaking arrangements to afford the Premises reasonable protection against vandalism theft or unlawful occupation

                  4.9.12 To keep the Premises at a temperature sufficiently high to prevent freezing of water in any Conduits

                  4.9.13 Not to use any parking spaces which the Tenant is entitled to use otherwise than for parking cars

         4.10     ALIENATION

                  4.10.1   Not to assign or charge part only of the Premises

                  4.10.2 Save for an underletting in accordance with the succeeding provisions of this clause not to underlet the whole or any part of the Premises or to part with possession of or share occupation of the whole or any part of the Premises and not to permit any person deriving title under the Tenant by way of permitted underlease so to do in respect of the Premises provided that the Tenant may share occupation of the Premises with a Group Company if such Group Company occupies the Premises as bare licensee only

                  4.10.3 Not under any circumstances to create or permit the creation of any interest derived out of this Lease whether mediate or immediate and however remote or inferior


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                                                                              21

                           4.10.3.1 at a fine or premium or other capital sum
                                    (and so that no such fine premium or other capital sum shall be taken)

                           4.10.3.2 except at a rent which is not less than the
                                    open market rental value of the Premises or the rent hereby reserved at the time of such underletting (or in the case of an underlease of part only of the Premises a proportionate part thereof) whichever is the higher

                           4.10.3.3 except on terms which prohibit the
                                    commutation of rent

                           4.10.3.4 for a term which shall extend beyond a date
                                    on which the rent payable under this Lease is to be reviewed unless such underletting shall include provisions approved by the Landlord for rent reviews at the times and in accordance with the terms of this Lease

                  4.10.4 Not to assign part with possession or charge the whole of the Premises nor permit any person deriving title under the Tenant so to do without the prior written consent of the Landlord which shall not be unreasonably withheld or delayed but so that for the purposes of section 19(1A) of the Landlord and Tenant Act 1927 (as amended by the 1995 Act) it is agreed that it shall be reasonable for the Landlord to withhold consent to an assignment of the whole of the Premises unless:

                           4.10.4.1 the assignee is not a Group Company

                           4.10.4.2 the assignee shall by deed enter into a
                                    direct covenant with the Landlord to observe and perform the covenants and provisions of and to pay the rents reserved by this Lease for (subject to the provisions of the 1995
                                    Act) the remainder of the Term and a
                                    guarantor or guarantors acceptable to the Landlord (if more than one jointly and severally) shall enter into a covenant and guarantee with and to the Landlord in the terms set out in schedule 2 as


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                                                                              22
                                    if references therein to the "Tenant" were references to the assignee and

                           4.10.4.3 the Tenant together with any other person in
                                    whom the term created by this Lease shall previously have been vested and who has not been released from liability hereunder by virtue of section 11 of the 1995 Act shall by deed enter into an authorised guarantee agreement in respect of the assignee which shall satisfy the requirements set out in schedule 3 and

                           4.10.4.4 each person who is guarantor of the Tenant
                                    under this Lease immediately prior to the assignment shall enter into a guarantee in the same terms (mutatis mutandis) as schedule 2 in respect of the liability of the Tenant under any authorised guarantee agreement and

                           4.10.4.5 at the Approval Date no rent or other monies
                                    are due to the Landlord under this Lease and unpaid and

                           4.10.4.6 the Tenant and/or the assignee complies with
                                    such other conditions as the Landlord may reasonably impose

                  4.10.5 Subject as aforesaid the Tenant may with the Landlord's prior written consent (which shall not be unreasonably withheld or delayed):

                           4.10.5.1 underlet the whole of the Premises;

                           4.10.5.2 underlet any whole floor of the Premises
                                    (excluding common areas); and

                           4.10.5.3 (subject to the provisions of Clause
                                    4.10.5.2 above) underlet a Letting Unit
                                    subject to a maximum of 2 at any one time


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                                                                              23

                  4.10.6 To procure in the case of any permitted underletting of the Premises (whether mediate or immediate) that on or before the grant of the relevant underlease:

                           4.10.6.1 the underlessee shall covenant with the
                                    Landlord by deed to observe and perform the Tenant's covenants and conditions in this Lease (except the covenant to pay rent) (so far as the same relate to the part of the Premises comprised in the underlease) and those of the underlessee in the relevant underlease

                           4.10.6.2 if the Landlord shall so reasonably require
                                    a guarantor or guarantors acceptable to the Landlord shall covenant (if more than one jointly and severally) with the Landlord to guarantee the observance and performance by the underlessee of its covenants to be contained in such underlease such guarantee to be given (mutatis mutandis) in the form of the provisions contained in schedule 2

                  4.10.7 To procure that any permitted immediate or mediate underlease is in a form approved by the Landlord (such approval not to be unreasonably withheld or delayed) and in particular contains:

                           4.10.7.1 covenants by the underlessee with the
                                    underlessor prohibiting the underlessee from doing or allowing any act or thing on or in relation to the premises demised by such underlease inconsistent with or in breach of the Tenant's obligations in this Lease

                           4.10.7.2 a condition for re-entry by the underlessor
                                    on breach of any covenant by the underlessee

                           4.10.7.3 an absolute prohibition on any further
                                    underletting or parting with possession or sharing of occupation of the


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                                                                              24
                                    premises demised by the underlease (save by way of assignment of the whole thereof)

                           4.10.7.4 a prohibition on any assignment of the whole
                                    of the premises demised by the underlease without the consent of the Landlord

                           4.10.7.5 an agreement duly authorised by an order of
                                    a court of competent jurisdiction excluding in relation to that underlease the provisions of sections 24 to 28 of the Landlord and Tenant Act 1954 (as amended) or any modification or re-enactment thereof

                  4.10.8 To enforce performance by every such underlessee of the covenants and conditions in his underlease and not to release or waive any such covenants or conditions

                  4.10.9 To operate and enforce all provisions for the review of rent contained in any underlease but not to agree the amount of any revised rent arising as a result of any such review of rent without the prior written consent of the Landlord (such consent not to be unreasonably withheld or delayed)

                  4.10.10 Upon every application for consent required by this clause to disclose to the Landlord such information as to the terms proposed as the Landlord may reasonably require

                  4.10.11 Not to enter into any variation of the terms of any underlease nor to accept a surrender of the same in respect of part only (as opposed to the whole) of the premises underlet

         4.11     REGISTRATION OF DOCUMENTS

                  4.11.1 Within one month after any assignment or underlease or any transmission or other devolution relating to the Premises or any part thereof to give notice thereof to the Landlord's solicitor and to furnish him with a certified copy of any document relating thereto


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                                                                              25
                           and to pay to the Landlord's solicitor a reasonable fee (not being more than pound sterling 30) plus VAT thereon

                  4.11.2 To supply to the Landlord on request the names and addresses of any tenant deriving title from the Tenant (whether mediately or immediately) together with details of the rent payable by any such tenant and the other terms of such tenancy

                  4.11.3 To supply to the Landlord any details required by the Landlord pursuant to section 40 of the Landlord and Tenant Act 1954 and to supply the Landlord with full details of any notices given pursuant to section 25 of the Landlord and Tenant Act 1954 by the Tenant to any sub-tenant and full details of any notices received by the Tenant from any sub-tenant pursuant to section 26 of the Landlord and Tenant Act 1954

         4.12     COMPLIANCE WITH STATUTES

                  To comply in all respects with and in a proper and workmanlike manner to execute all works required under the provisions of all statutes for the time being in force and the directions of any competent authority relating to the Premises or any part thereof or the use thereof or anything contained therein or the employment therein of any person or persons and not to do or omit or suffer to be done or omitted on or about the Premises any act or thing by reason of which the Landlord may under any enactment incur or have imposed upon it or become liable to pay any levy penalty damages compensation costs charges or expenses and to indemnify and keep indemnified the Landlord against all claims demands costs expenses and liability in respect of the foregoing

         4.13     PLANNING/ENVIRONMENTAL MATTERS

                  4.13.1 Not to apply for planning permission in respect of the Premises without the Landlord's prior written consent (which shall not be unreasonably withheld or delayed in respect of any addition or alteration in respect of which the Landlord's consent is not to be unreasonably withheld or delayed under the terms of this Lease) and


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                                                                              26
                           if the Landlord attaches conditions to any such consent not to apply for any planning permission except in accordance with those conditions

                  4.13.2 At all times during the Term to comply with the provisions and requirements of the Planning Acts and of any planning permissions (and the conditions thereof) relating to or affecting the Premises or the use thereof or any operations works acts or things carried out executed done or omitted thereon and to keep the Landlord indemnified in respect thereof

                  4.13.3 Subject to clause 4.13.1 as often as occasion requires during the Term at the Tenant's expense to obtain and if appropriate renew all planning permissions and serve all notices required under the Planning Acts for the carrying out by the Tenant of any operations or the institution or continuance by the Tenant of any use of the Premises or any part thereof

                  4.13.4 To pay and satisfy any charge imposed under the Planning Acts in respect of the carrying out or maintenance by the Tenant of any such operation or the institution or continuance by the Tenant of any such use as aforesaid

                  4.13.5 Notwithstanding any consent which may be granted by the Landlord under this Lease not to carry out or make any alteration or addition to the Premises or any change of use of the Premises (being an alteration or addition or change of use prohibited by or for which the Landlord's consent is required under this Lease and for which a planning permission is needed) before a planning permission for such alteration addition or change of use has been produced to and acknowledged by the Landlord (acting reasonably) as satisfactory provided that the Landlord may refuse to express such satisfaction if the period of such permission or anything contained in or omitted from it will in the opinion of the Landlord's Surveyor be likely to prejudice the Landlord's interest in the Premises either during the Term


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                                                                              27
                           or on or after the expiration or earlier determination of the Term

                  4.13.6 Unless the Landlord otherwise directs in writing to carry out and complete before the expiration or earlier determination of the Term any work required to be carried out to the Premises as a condition of any planning permission granted during the Term whether or not the date by which the planning permission requires such works to be carried out is during the Term and any development begun on the Premises in respect of which the Landlord shall or may be or become liable for any charge or levy under the Planning Acts

                  4.13.7 When reasonably called upon so to do to produce to the Landlord and the Landlord's Surveyor all plans documents and other evidence reasonably required by the Landlord to satisfy itself that the Tenant's obligations in this clause have been complied with

                  4.13.8 Not without the prior written consent of the Landlord to enter into a planning obligation for the purposes of section 106 of the Town and Country Planning Act 1990

                  4.13.9 As soon as practicable to notify the Landlord of any order direction proposal or notice under the Planning Acts served on or received by the Tenant or coming to the Tenant's notice which relates to or affects the Premises and to produce to the Landlord if required any such order direction proposal or notice in the Tenant's possession and not to take any action in respect of such order direction proposal or notice without the Landlord's approval

                  4.13.10 In relation to any act the commission or omission of which requires any consent licence or other authority under the Environmental Protection Act not to do or omit to do (as the case may be) such act without obtaining such authority and not to apply for such authority without the Landlord's prior written consent


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                                                                              28

         4.14     EASEMENTS

                  Not to obstruct any window light or way belonging to the Premises or to any adjoining or neighbouring premises nor acknowledge that any easement or other right for the benefit of the Premises is enjoyed by consent of any other person nor permit any new easement right or encroachment to be made into against or on the Premises and to give notice as soon as practicable to the Landlord if any easement right or encroachment against or affecting the Premises shall be made or attempted and at the Landlord's request and the Landlord's and Tenant's joint cost to adopt such means as may be reasonably required to prevent the same

         4.15     NOTIFICATIONS

                  Forthwith on receipt of any permission notice order or proposal relating to the Premises or the use or condition thereof given or issued by any governmental local or other public or competent authority to give full particulars thereof to the Landlord and if so required by the Landlord to produce the same to the Landlord and to take all necessary steps to comply therewith and also when requested by the Landlord to make or join with the Landlord in making such objections and representations against or in respect of the same as the Landlord shall deem expedient

         4.16     DEFECTS

                  Forthwith upon becoming aware of the same to give notice in writing to the Landlord of any defect in the state or condition of the Premises which would or might give rise to an obligation upon the Landlord to do or refrain from doing any act or thing in order to comply with any duty of care imposed upon the Landlord and to indemnify the Landlord against or in respect of any losses claims actions costs demands or liability arising out of any failure of the Tenant to comply with its obligations under this Lease and at all times to give such notice and display such signs as the Landlord having regard to such duty of care requires to have displayed at the Premises


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                                                                              29

         4.17     FIRE FIGHTING

                  To keep the Premises supplied and equipped with all fire fighting and extinguishing appliances from time to time required by law or required by the insurers of the Premises or reasonably required by the Landlord such appliances being kept open to inspection and properly maintained and not to obstruct or permit or suffer to be obstructed the access to or means of working such appliances or the means of escape from the Premises in case of fire

         4.18     ADVERTISEMENTS/AERIALS

                  Not without the prior written consent of the Landlord (such consent not to be unreasonably withheld or delayed) to affix or exhibit any advertisement placard notice or sign either outside the Premises or inside the Premises so as to be seen from the outside nor without such consent to install any flagpole mast or outside satellite receiving dish or television or radio aerial on the Premises and if the Landlord so requires to remove at the end or earlier determination of the Term any item so exhibited or installed making good all damage caused to the reasonable satisfaction of the Landlord

         4.19     NOTICE BOARDS

                  To permit the Landlord or its agents to affix upon any suitable part of the Premises a notice board or bill relating to any reletting of the same (where the Tenant has no right or no longer has the right to a new lease of the Premises pursuant to the relevant provisions of the 1954 Act or to any sale or other dealing with any interest in reversion to this Lease upon reasonable prior notice and the Tenant will not remove or obscure the same and will at all reasonable times and on reasonable prior notice permit those authorised by the Landlord in connection with any such reletting sale or other dealing to enter and view the Premises without interruption

         4.20     EXPENSES

                  To pay to the Landlord on demand and on an indemnity basis all reasonable costs charges expenses damages and losses (including but without prejudice to the


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

                  generality of the foregoing legal costs bailiff's fees and surveyor's fees) incurred by the Landlord in relation to or incidental to or in contemplation of:

                  4.20.1 the preparation and service of a notice under section 146 of the Law of Property Act 1925 and/or any proceedings relating to the Premises whether under sections 146 and/or 147 of the Law of Property Act 1925 or otherwise (whether or not any right of re-entry or forfeiture has been waived by the Landlord or a notice served under the said section 146 is complied with by the Tenant or the Tenant has been relieved under the provisions of the Law of Property Act 1925 and notwithstanding forfeiture is avoided otherwise than by relief granted by the court) and to keep the Landlord fully indemnified against all costs charges expenses claims and demands whatsoever in respect of the said proceedings and the preparation and service of the said notices

                  4.20.2 (without prejudice to the generality of the foregoing) the preparation and service of any notice or schedule relating to the repair of the Premises whether served on the Tenant during or up until 6 months after the expiration or earlier determination of the Term

                  4.20.3 procuring the remedying of any breach of covenant on the part of the Tenant or any sub-tenant or their respective predecessors in title contained in this Lease and

                  4.20.4 every application made by the Tenant for a consent or licence required by the provisions of this Lease whether such consent or licence is granted or refused or proffered subject to any qualification or condition or whether the application is withdrawn

         4.21     NEW GUARANTOR

                  To notify the Landlord within 28 days if:

                  4.21.1 any Guarantor being an individual (or if individuals any one of them) shall become bankrupt or shall make any assignment for the benefit of or enter into any arrangement with his creditors either by


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                                                                              31
                           composition or otherwise or have any distress or other execution levied on his goods or have a receiver appointed under the Mental Health Act 1983

                  4.21.2 any Guarantor being an individual (or if individuals any one of them) shall die

                  4.21.3 any Guarantor being a body corporate (or if bodies corporate any one of them) has a winding up order made in respect of it other than a members' voluntary winding up of a solvent company for the purposes of amalgamation or reconstruction approved by the Landlord (such approval not to be unreasonably withheld) or has a receiver administrator or an administrative receiver appointed of it or any of its assets or has any distress or other execution levied on its goods or is dissolved or struck off the Register of Companies or (being a body corporate incorporated outside the United Kingdom) is dissolved or ceases to exist under the laws of its country or state of incorporation and in any such case if the Landlord so reasonably requires then at the Tenant's expense within 28 days of such requirement use all reasonable endeavours to procure that some other person or persons or body or bodies corporate reasonably acceptable to the Landlord shall execute a guarantee in the terms of schedule 2 with such amendments as the Landlord shall reasonably require in the circumstances

         4.22     INDEMNITY

                  To keep the Landlord indemnified from and against all loss damage actions proceedings claims demands costs and expenses of whatsoever nature and whether in respect of any injury to or the death of any person or damage to any property movable or immovable or otherwise howsoever arising directly or indirectly from the repair or the state of repair or condition of the Premises or from any breach of covenant on the part of the Tenant herein contained or from the use of the Premises or out of any works carried out at any time during the Term to the Premises or out of anything now or during the Term attached to or


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                                                                              32
                  projecting from the Premises or as a result of any act neglect or default by the Tenant or by any sub-tenant or by their respective servants agents licensees or invitees

         4.23     YIELD UP

                  At the expiration or sooner determination of the Term:

                  4.23.1 quietly to yield up the Premises to the Landlord with vacant possession in such state and condition as shall in all respects be consistent with a full and due performance by the Tenant of the covenants on its part herein contained (trade or tenant's fixtures and fittings only excepted)

                  4.23.2 if so required by the Landlord to remove all fixtures and fittings installed in the Premises during the Term

                  4.23.3 to make good to the reasonable satisfaction of the Landlord all damage caused as a result of the removal by the Tenant of any fixtures and fittings

                  4.23.4 to remove all signs and nameplates indicating the connection or former connection of the Tenant with the Premises

                  4.23.5 to replace all carpeting within the Premises with new carpets of a quality design and colour similar to the quality design and colour of the carpeting supplied by the Landlord at the commencement of the Term and first approved in writing by the Landlord such approval not to be unreasonably withheld or delayed

         4.24     VAT

                  4.24.1 To pay to the Landlord by way of additional rent such VAT as may be or become payable in respect of the rents reserved by and other monies payable under and the consideration for all taxable supplies received or deemed to be received by the Tenant under or in connection with this Lease


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                                                                              33

                  4.24.2 In every case where the Tenant has agreed to reimburse or indemnify the Landlord in respect of any payment made by the Landlord under the terms of or in connection with this Lease to reimburse in addition any VAT paid by the Landlord on such payment upon receipt of a valid VAT invoice properly addressed to the tenant

         4.25     OBSERVE COVENANTS

                  To observe and perform the agreements covenants and stipulations (if any) referred to in part 4 of schedule 1 so far as any of the same are still subsisting and capable of taking effect and relate to the Premises and to keep the Landlord indemnified against all actions proceedings costs claims demands and liability in any way relating thereto

5.       LANDLORD'S COVENANT

         The Landlord hereby covenants with the Tenant that the Tenant paying the rents and other monies hereby reserved and performing and observing the covenants conditions and agreements on the part of the Tenant herein contained the Tenant may peaceably hold and enjoy the Premises during the Term without any interruption by the Landlord or any person lawfully claiming through under or in trust for the Landlord

6.       INSURANCE

         6.1      LANDLORD'S OBLIGATIONS

                  The Landlord (for so long as and to the extent that the Landlord has an insurable interest in the Premises) hereby covenants with the Tenant as follows:

                  6.1.1 Save to the extent that any insurance shall be vitiated by any act neglect default or omission of the Tenant or any sub-tenant or their respective servants agents licensees or invitees the Landlord will insure or cause to be insured the Premises against loss or damage by the Insured Risks in a sum equal to the likely cost of completely rebuilding reinstating and replacing the same (taking into account estimated increases in building costs) together with the cost of demolition shoring hoarding and removal of debris and a proper


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                                                                              34
                           provision for professional fees in respect of rebuilding and reinstating together in each case with VAT and against Loss of Rent

                  6.1.2 If reasonably so required by the Tenant (and upon payment of a reasonable fee for dealing with each request other than the first in each year) to produce to the Tenant from time to time reasonable evidence of the terms of the Landlord's policy of insurance and the fact that the policy is subsisting and in effect

                  6.1.3 In case of damage or destruction to the Premises by any of the Insured Risks to expend when lawful so to do all monies received by the Landlord (other than in respect of rent and fees) under the Landlord's insurance in or towards reinstating such damage or destruction so far as practicable but if reinstatement as aforesaid shall not be permitted or possible or shall be frustrated the insurance monies shall belong to the Landlord absolutely provided always that in such circumstances the Landlord may at its option replace the building or buildings originally comprised within the Premises by a building or buildings generally similar in concept thereto and (having regard to the then principles of good estate planning) of a similar order and size and being in or about the same position or positions as its or their predecessor or predecessors

         6.2      TENANT'S OBLIGATIONS

                  The Tenant hereby covenants with the Landlord as follows:

                  6.2.1    To pay to the Landlord on demand:

                           6.2.1.1 all premiums from time to time payable by the Landlord for insuring the Premises against loss or damage by the Insured Risks in accordance with clause 6.1 and

                           6.2.1.2 all premiums from time to time payable by the Landlord for insuring Loss of Rent and


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

                           6.2.1.3 any excess deducted by insurers in respect of any claim relating to the Premises

                  6.2.2 Save as required by clause 6.2.7 not to effect any separate insurance of the Premises against loss or damage by any of the Insured Risks but if the Tenant shall become entitled to the benefit of any insurance on the Premises then the Tenant shall apply all monies received by virtue of such insurance in making good the loss or damage in respect of which the same shall have been received

                  6.2.3 Not to carry on upon the Premises any trade business or occupation in any manner or do any other thing which in the reasonable opinion of the Landlord may make void or voidable any policy for the insurance of the Premises or any adjoining or neighbouring property against any risk for the time being required by the Landlord to be covered or render any increased or extra premium payable for such insurance (without in the latter event first having paid every such increased or extra premium) and to pay to the Landlord on demand any increased premiums payable in respect of the Premises or any adjoining or neighbouring premises arising by reason of the Premises being unoccupied

                  6.2.4 To carry out in accordance with the reasonable directions of the Landlord all such works as may be required by it for the better protection of the Premises and to comply with the requirements of the Landlord's insurers in respect of the Premises

                  6.2.5 In the event of the Premises or any part thereof being destroyed or damaged by any peril whatsoever to give notice thereof to the Landlord as soon as such destruction or damage shall come to the notice of the Tenant stating whether and to what extent such destruction or damage was brought about directly or indirectly by any of the Insured Risks

                  6.2.6 In the event of the Premises or any adjoining or neighbouring premises of the Landlord or any part thereof being destroyed or


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                                                                              36
                           damaged by any of the Insured Risks and the insurance money under any insurance against the same effected thereon by the Landlord being wholly or partly irrecoverable by reason solely or in part of any act or default of the Tenant or any sub-tenant or their respective servants agents licensees or invitees then and in every such case the Tenant will forthwith pay to the Landlord the whole or (as the case may be) the irrecoverable portion of the cost (including professional and other fees and VAT) of completely rebuilding and reinstating the same

                  6.2.7 To insure and keep insured in the joint names of the Landlord and the Tenant all the plate glass (if any) forming part of the Premises against breakage or damage for a sum not less than the full reinstatement value thereof for the time being in such insurance company of repute and through such agency as shall from time to time be nominated by the Landlord and whenever reasonably required by the Landlord to produce the said policy of insurance or a copy thereof (and if requested to leave a copy thereof with the Landlord) and the receipt for the current year's premiums and forthwith to lay out all monies received under such insurance and such other money as may be necessary in reinstating the glass with glass of the same quality and thickness

                  6.2.8 To make up out of its own money any deduction in any insurance monies paid by the Landlord's insurers made as a result of the faulty repair or maintenance of the Premises

         6.3      ABATEMENT OF RENT

                  6.3.1 If the Premises or any part thereof shall be destroyed or damaged by any Insured Risk so as to be unfit for occupation access or use then save to the extent that the insurance of the Premises shall have been vitiated by any act neglect default or omission of the Tenant or any sub-tenant or their respective servants agents licensees or invitees the rents reserved or a fair and just proportion thereof according to the


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                                                                              37
                           nature and extent of the damage sustained (the amount of such proportion if it cannot be agreed to be determined by a single arbitrator to be appointed on the application of either party by the President for the time being (or other next senior officer available) of the Royal Institution of Chartered Surveyors whose decision shall be final and binding) shall be suspended until the Premises or the damaged portion thereof shall have been reinstated or made fit for occupation access and use or (if earlier) until the insurance effected or caused to be effected by the Landlord in respect of Loss of Rent shall be exhausted

                  6.3.2 If the Premises are still not fit for the Tenants immediate occupation access and use or essential services have not been reinstated so that at the end of a period of 2 years and 9 months starting on the date of damage or destruction either party may by notice served on the other at any time after the end of that period implement the provision of Clause
                           6.3.3 below

                  6.3.3 On service of the notice referred to in Clause 6.3.2 above the Term is to cease absolutely but without prejudice to any rights or remedies that may have accrued and all money received in respect of the insurance effected by the Landlord pursuant to this Lease shall belong to the Landlord absolutely

         6.4      COMMISSIONS

                  All monies payable by the Tenant under clause 6.2 shall be paid without deduction of any agency or other commission paid or allowed to the Landlord in respect thereof or otherwise which the Landlord shall be entitled to retain for the Landlord's own benefit free of any obligation to bring the same into account under this Lease

7.       PROVISOS

         Provided always and it is hereby agreed and declared as follows:


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         7.1      FORFEITURE

                  If and whenever:

                  7.1.1 the rents hereby reserved or any part thereof shall be in arrear or unpaid for the space of 14 days after the same shall have become due (whether formally demanded or not) or

                  7.1.2 there shall be any other breach non-performance or non-observance of any of the covenants and conditions herein contained and on the part of the Tenant or the Guarantor to be observed or performed or

                  7.1.3 the Tenant or the Guarantor enters into an arrangement or composition for the benefit of its creditors or

                  7.1.4 the Tenant or the Guarantor has any distress or other execution levied on its goods or

                  7.1.5 the Tenant or the Guarantor (being in either case an individual) commits an act of bankruptcy or has an administration order made in respect of it or appears unable to pay its debts within the meaning of section 268 of the Insolvency Act 1986 or

                  7.1.6 the Tenant or the Guarantor (being in either case a body corporate) has a winding up order made in respect of it other than a members' voluntary winding up of a solvent company for the purposes of amalgamation or reconstruction approved by the Landlord (such approval not to be unreasonably withheld) or has a receiver administrator or an administrative receiver appointed of it or any of its assets or is dissolved or struck off the Register of Companies or (being a body corporate incorporated outside the United Kingdom) is dissolved or ceases to exist under the laws of its country or state of incorporation or appears unable to pay its debts within the meaning of section 123 of the Insolvency Act 1986 then and in any such case it shall be lawful for the Landlord or any person authorised by the Landlord at any time thereafter to re-enter upon the Premises or


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                                                                              39
                  any part thereof in the name of the whole and thereupon the Term shall absolutely determine without prejudice to any right or remedy of the Landlord in respect of any breach of the Tenant's or the Guarantor's covenants contained in this Lease

         7.2      EXCLUSION OF USE WARRANTY

                  Nothing in this Lease or in any consent granted by the Landlord under this Lease shall imply or warrant that the Premises may be used for any purpose whatsoever under the Planning Acts now or from time to time in force (including the Permitted Use) or that the Premises are or will remain otherwise fit for any such use

         7.3      VAT

                  Except where otherwise expressly stated in this Lease all rent money or other consideration in respect of supplies for VAT purposes received or deemed to be received by the Tenant under or in connection with this Lease is exclusive of VAT

         7.4      SERVICE OF NOTICES

                  Any notice required to be served under this Lease shall be in writing and shall be properly served if it complies with the provisions of section 196 of the Law of Property Act 1925 as amended by the Recorded Delivery Service Act 1962 or section 23 of the Landlord and Tenant Act 1927 and in addition any notice shall be sufficiently served if sent by facsimile transmission to the party to be served and service shall be deemed to be made on the date of transmission if transmitted before 4.00pm on the date of transmission but otherwise on the next day

         7.5      DEVELOPMENT OF NEIGHBOURING PREMISES

                  The Landlord shall be entitled to carry out or permit the development of any adjoining or neighbouring premises and to build on or into any boundary wall of the Premises or to re-route any services in the Premises without payment of compensation to the Tenant for any damage or otherwise notwithstanding that the


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                                                                              40
                  access of light or air to the Premises may thereby be diminished or otherwise interfered with

         7.6      COMPENSATION

                  Any statutory right of the Tenant or any sub-tenant to claim compensation from the Landlord on vacating the Premises shall be excluded as far as the law allows

         7.7      IMPLIED EASEMENTS

                  The operation of section 62 of the Law of Property Act 1925 shall be excluded from this Lease and the only rights granted to the Tenant are those expressly set out in this Lease and the Tenant shall not by virtue of this Lease be deemed to have acquired or be entitled to and the Tenant shall not during the Term acquire or become entitled by any means whatsoever to any easement from or over or affecting any other land or premises now or at any time hereafter belonging to the Landlord and not comprised in this Lease

         7.8      DISPUTES WITH ADJOINING OCCUPIERS

                  Any dispute arising as between the Tenant and the lessees tenants or occupiers of adjoining or neighbouring premises belonging to the Landlord relating to any easement right or privilege in connection with the Premises or relating to the party or other walls of the Premises or as to the amount of any contribution towards the expenses of works to services or matters used in common shall be referred to the Landlord whose decision shall be binding upon all parties to the dispute (same in the case of manifest error)

         7.9      TENANT'S EFFECTS

                  The Tenant hereby irrevocably appoints the Landlord to be its agent to store or dispose of any effects left by the Tenant on the Premises for more than seven days after the termination of this Lease (whether by effluxion of time or otherwise) on any terms that the Landlord thinks fit and without the Landlord being liable to the Tenant save to account for the net proceeds of sale less the cost of storage (if any) and any other expenses reasonably incurred by the Landlord and hereby agrees to indemnify the Landlord against any liability


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                                                                              41
                  incurred by the Landlord to any third party whose property shall have been sold by the Landlord in the mistaken belief held in good faith (which shall be presumed unless the contrary be proved) that such property belonged to the Tenant

         7.10     NO WAIVER

                  7.10.1 No demand for or receipt or acceptance of any part of the rents hereby reserved or any payment on account thereof shall operate as a waiver by the Landlord of any right which the Landlord may have to forfeit this Lease by reason of any breach of covenant by the Tenant and the Tenant shall not in any proceedings for forfeiture be entitled to rely on any such demand receipt or acceptance as aforesaid as a defence

                  7.10.2 The return to the Tenant of any rents or other monies paid by banker's standing order as soon as reasonably practicable after receipt shall be treated as a refusal by the Landlord to accept the same and the Tenant shall not in any proceedings for forfeiture be entitled to rely on such receipt as a defence

         7.11     JURISDICTION

                  7.11.1 This Lease is and shall be governed by and construed in all respects in accordance with the laws of England

                  7.11.2 The Tenant and the Guarantor hereby submit to the non exclusive jurisdiction of the High Court of Justice of England in relation to any claim dispute or difference which may arise hereunder and in relation to the enforcement of any judgment rendered pursuant to any such claim dispute or difference and for the purpose of part 6 rule 15 of the Civil Procedure Rules (or any modification or re-enactment thereof) the Tenant and the Guarantor hereby irrevocably agrees that any process or proceedings hereunder (whether of a judicial or quasi judicial nature) may be served on it by leaving a copy thereof either at the address of any person registered with the Registrar of


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

                           Companies pursuant to part XXIII of the Companies Act 1985 (or any modification or re-enactment thereof) as being resident in Great Britain and authorised to accept on behalf of the Tenant and the Guarantor service of process and proceedings and any notices required to be served on the Tenant and the Guarantor or at the Premises

         7.12     STATUS OF LEASE

                  For the purposes of the 1995 Act this Lease is a new tenancy

         7.13 EXCLUSION OF RIGHTS UNDER THE CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

                  A person who is not party to this Lease shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Lease This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act

         7.14     TENANT'S OPTION TO DETERMINE

                  The Tenant shall be entitled by giving not less than 9 months prior notice in writing to the Landlord to terminate this Lease upon the 5th anniversary of the Contractual Term ("TERMINATION DATE") and provided that up to the Termination Date the Tenant shall have paid the rents hereby reserved this Lease shall absolutely cease and determine on the Termination Date but without prejudice to any right or remedy of either party in respect of any antecedent breach by the other of the provisions of this Lease and on the Termination Date the Tenant shall deliver to the Landlord the original of this Lease and vacant possession of the Premises


8.       GUARANTEE PROVISIONS

         In consideration of this Lease having been granted at the request of the Guarantor the Guarantor hereby covenants with the Landlord in the terms of schedule 2


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



                                   SCHEDULE 1

                                     PART 1

                                    PREMISES

All that land building known as 2 Pride Place, Pride Park, Derby shown for the purposes of identification only edged red on the Plan including:

1        All Conduits inside and exclusively serving the Premises

2 all additions and improvements to the Premises and all fixtures and fittings of every kind which are at any time in or on the Premises (whether originally fixed or fastened to them or not) except tenant's or trade fixtures and fittings

3        all landscaped areas within the Premises

4        all fences and gates forming the boundaries of the Premises

5 all other structures and appurtenances at any time on or enjoyed by the Premises





                                     PART 2

                          EASEMENTS AND RIGHTS GRANTED

1 The right to place a sign on the Premises, subject to the Landlord's approval (such approval not to be unreasonably withheld or delayed) of its design, giving the name and business of the occupier of the Premises

2 The right in common with all other so entitled at all times and for all purposes with or without motor vehicles for the Tenant and all parties authorised by the Tenant to pass and repass over the Access Road in order to gain access to and from the Premises


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


                                     PART 3

                           EXCEPTIONS AND RESERVATIONS

Excepting and reserving in favour of the Landlord and its tenants agents and licensees and those authorised by the Landlord and all other persons who now have or may hereafter be granted similar rights:

1. the full free and uninterrupted passage and running of water soil gas telephone electricity telecommunication and all other services and supplies of whatsoever nature from and to the adjoining or neighbouring property of the Landlord through such of the Conduits serving such adjoining or neighbouring property which are or may hereafter during the Perpetuity Period be in on under or over the Premises and the right of entry onto the Premises for the purpose of inspecting repairing renewing re-laying cleansing maintaining and connecting up to any such existing or future Conduits

2. the right at reasonable times and upon reasonable notice (except in cases of emergency) to enter and remain upon the Premises with all necessary tools appliances and materials for the purpose of repairing altering or rebuilding the adjoining or neighbouring property of the Landlord

3. the right to erect or to consent hereafter to any person erecting a new building or to alter any building for the time being on the adjoining or neighbouring property of the Landlord in such manner as the Landlord or the person or persons exercising such right may think fit and notwithstanding that such alteration or erection may diminish the access of light and air enjoyed by the Premises and the right to deal with the adjoining or neighbouring property of the Landlord as it may think fit

4. the right to erect scaffolding for the purpose of repairing cleaning rebuilding renewing or altering any buildings which now or may at any time during the Term be on the adjoining or neighbouring property of the Landlord notwithstanding that such scaffolding may restrict the access to or enjoyment and use of the Premises

5. the right for the Landlord and those authorised by the Landlord to enter the Premises for the purposes and in the manner mentioned in this Lease


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

                                     PART 4

                    MATTERS TO WHICH THE PREMISES ARE SUBJECT

1. All rights easements privileges restrictions covenants stipulations and other matters referred to in the Property and Charges Registers of Title Number DY303260 save for financial charges (if any)

2. A deed of variation dated 14 August 2001 and made between Derby City Council (1) and Cedar House Investments Limited together with all deeds and documents referred to therein or supplemental or ancillary thereto

3. A second deed of variation dated 14 August 2001 and made between Derby City Council (1) and Cedar House Investments Limited together with all deeds and documents referred to therein or supplemental or ancillary thereto

4. A third deed of variation dated 14 August 2001 and made between Derby City Council (1) and Cedar House Investments Limited together with all deeds and documents referred to therein or supplemental or ancillary thereto

5. A transfer dated 14 August 2001 and made between Cedar House Investments Limited (1) and Messrs. Thurman Williams Surma and Davies
         (2) together with all deeds and documents referred to therein or supplemental or ancillary thereto



                                   SCHEDULE 2

                              GUARANTEE PROVISIONS

1. That the Tenant will at all times during the period in respect of which the Tenant is liable under the covenants herein contained pay the rents reserved by this Lease on the days and in manner herein provided for and will duly observe and perform all the covenants and conditions contained in this Lease and on the part of the Tenant to be observed and performed and that if the Tenant shall during such period default in any respect to pay the said rents or any of them in the manner aforesaid or to observe and perform the said covenants and conditions or any of them the Guarantor will on demand fully observe


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                                                                              46
         perform and discharge the same and without prejudice to the generality of the foregoing the Guarantor hereby further covenants by way of primary obligation and not merely liability as a guarantor or merely collateral to that of the Tenant to pay and make good to the Landlord forthwith on demand any losses costs damages and expenses occasioned to the Landlord arising out of or by reason of any default of the Tenant in respect of any of its obligations under the terms and provisions of this Lease during the said period or in respect of any judgment or order made against the Tenant during the said period and any neglect or forbearance on the part of the Landlord in enforcing or giving time for or other indulgence in respect of the observance or performance of any of the said agreements provisions and conditions (other than a release given under seal) and (subject to the provisions of the 1995 Act) any variation of the terms of this Lease shall not release the Guarantor from its liability under the agreements or guarantee on its part contained in this Lease

2.       That if during such period as aforesaid:

         2.1 the Tenant shall go into liquidation and the liquidator disclaims this Lease or

         2.2 the Tenant is dissolved or struck off the register and the Crown disclaims this Lease or

         2.3 the Tenant ceases for any reason to be or to remain liable under this Lease or to maintain its corporate existence (otherwise than by merger consolidation or other similar corporate transaction in which the surviving corporation assumes or takes over all the liabilities of the Tenant under this Lease) or

         2.4 this Lease shall be forfeited or otherwise prematurely determined the Landlord may within six months following any such event by notice in writing require the Guarantor to enter into a lease in the like form as this Lease for the residue of the Contractual Term unexpired at the date of such event (or which but for any such disclaimer forfeiture or other event would have remained unexpired) but with the Guarantor as tenant thereunder at the same rents and subject to the like covenants provisions and conditions as are herein contained as a substitute in all respects for the Tenant under this Lease and so that every Review Date thereunder shall occur on the same date as every Review Date hereunder shall occur or would but for any such disclaimer forfeiture or other event have occurred (the said new lease and the rights and liabilities thereunder to take effect as from


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

         the date of such disclaimer forfeiture or other event) and the Guarantor shall thereupon execute and deliver to the Landlord a counterpart of the new lease in exchange for the relevant lease executed by the Landlord and contemporaneously therewith the Guarantor as tenant shall pay the first instalments of the rents due

3. That if the Landlord shall not require the Guarantor to take a new lease the Guarantor shall nevertheless in addition and without prejudice to the Guarantor's other obligations under this Lease upon demand pay to the Landlord a sum equal to the difference between any money received by the Landlord for the use or occupation of the premises and the rents and all other sums that would have been payable under this Lease at the times and in the manner at and in which the same would have been so payable in respect of the period of 12 months from and including the date of disclaimer or forfeiture or (if sooner) until the Landlord shall have granted a lease of the Premises to a third party

4. That the Guarantor shall be jointly and severally liable with the Tenant (whether before or after any disclaimer by a liquidator or trustee in bankruptcy) for the fulfilment of all the Tenant's covenants conditions and other provisions contained in this Lease and the Landlord in the enforcement of its rights may proceed against the Guarantor as if the Guarantor was named as the Tenant in this Lease

5. That the Guarantor waives any right to require the Landlord to proceed against the Tenant or to pursue any other remedy of any kind which may be available to the Landlord before proceeding against the Guarantor

6. That the Guarantor shall not claim in any liquidation bankruptcy administration receivership composition or arrangement of the Tenant in competition with the Landlord and shall remit to the Landlord the proceeds of all judgments and all distributions it may receive from any liquidator trustee in bankruptcy administrator administrative receiver or supervisor of the Tenant and shall hold for the sole benefit of the Landlord all security and rights the Guarantor may have over assets of the Tenant while any liabilities of the Tenant or the Guarantor to the Landlord remain outstanding

7. That this guarantee shall subsist for the benefit of the successors and assigns of the Landlord under this Lease without the necessity for any assignment of it


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                                                                              48

EXECUTED (but not delivered until the date      )
hereof) as a deed by Cedar House Investments    )
Limited acting by two directors or one          )
director and the secretary:                     )



         Director



         Director/Secretary


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                                                                              49

EXECUTED (but not delivered until the date      )
hereof) as a deed by Udate.Com Limited          )
acting by either two Directors or a Director    )
and its Company Secretary                       )



         Director



         Director/Secretary


EXECUTED (but not delivered until the date      )
hereof) as a deed by Udate.com Inc. by the      )
affixing of its Common Seal in the presence     )
of:                                             )



         Director



         Director/Secretary


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